                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




                          Date of Report: May 22, 2003
                                         -------------
                        (Date of earliest event reported)


                          The Williams Companies, Inc.
                          ----------------------------
               (Exact Name of Registrant as Specified in Charter)



       Delaware                    1-4174                        73-0569878
   ---------------        ------------------------           -------------------
   (State or Other        (Commission File Number)              (IRS Employer
   Jurisdiction of                                           Identification No.)
   Incorporation)



One Williams Center Tulsa, Oklahoma                              74172
-----------------------------------------                        -----
(Address of Principal Executive Offices)                      (Zip Code)



        Registrant's telephone number, including area code (918) 573-2000




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 5. Other Events

         The Williams Companies, Inc.("Williams") is filing with the Securities & Exchange Commission supplemental pro forma financial information reflecting its Texas Gas pipeline system and its Williams Energy Partners segment as discontinued operations to supplement Williams' previously issued consolidated statement of operations and balance sheet included in Williams' Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2003.

Item 7. Financial Statements and Exhibits

         The Company files the following exhibits as part of this report:

Exhibit 99.1 Pro forma Financial Information presenting Williams Energy Partners and Texas Gas Transmission Corporation as discontinued operations

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             The Williams Companies, Inc.



Date: May 22, 2003                           /s/ Brian K. Shore
                                             --------------------------
                                             Name: Brian K. Shore
                                             Title: Corporate Secretary

                                INDEX TO EXHIBITS



Exhibit
Number             Description
------------       -----------
Exhibit 99.1       Pro forma Financial Information presenting Williams Energy
                   Partners and Texas Gas Transmission Corporation as
                   discontinued operations